CROSS 2026-CES2 Mortgage Trust ABS-15G

Exhibit 99.1 - Schedule 1

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR
ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third-party due diligence services

Legal Name:	AMC Diligence, LLC

Business Name (if Different):

Principal Business Address:	150 East 52nd Street, Suite 4002, New York, NY 10022

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name:	CrossCountry Capital, LLC

Business Name (If Different):

Principal Business Address:	2160 Superior Avenue Cleveland, OH 44114

Item 3: Credit rating criteria

Identity of NRSRO	Title and Date of Criteria
Fitch Ratings, Inc.	U.S. RMBS Rating Criteria, April 30, 2026
Kroll Bond Rating Agency, LLC	U.S. RMBS Rating Methodology, December 7, 2023

Item 4: Description of the due diligence performed

See attached.

Item 5: Summary of findings and conclusions of review

See attached.

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CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1:   AMC Diligence, LLC

(Print name of duly authorized person)

By:	Lindsay Latimer

Signature:	Lindsay Latimer

Date:	11/12/26

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Item 4. Description of the due diligence performed.

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) on residential mortgage loans and business purpose loans originated by CrossCountry Mortgage, LLC or its affiliates, or other parties for the review and benefit of CrossCountry Capital, LLC and Hildene-CCC Loan Acquisition II, LLC (together, the “Clients”). The Review was conducted from November 2025 through September 2026 on mortgage loans with origination dates from October 2025 to September 2026 via files imaged and provided by the Clients for review. The Review included loans reviewed under the Credit and Compliance Scope (490 mortgage loans) and the Leases Review Scope (22 loans). The mortgage loans (Credit and Compliance Scope) and the loans (Leases Review Scope) are together referred to as the Loans.

(2) Sample size of the assets reviewed.

During the course of the securitization evaluation process, the Clients may have removed loans that were reviewed by AMC from the securitization for reasons that were not disclosed to AMC. The Review contained five hundred twelve (512) loans totaling an aggregate original principal balance of approximately $94.811 million.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified above.

(4) Quality or integrity of information or data about the assets: review and methodology. AMC compared data fields on the bid tape provided by the Clients to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) and relevant for the Scope in question, included the following data fields:

# of Units	First Payment Date	Maturity Date	Original LTV	Representative FICO
Borrower First Name	Investor: Qualifying Total Debt Ratio	MERS Min Number	Original Term	State
Borrower Last Name	Lien Position	Occupancy	Property Type	Street
City	LTV Valuation Value	Original Interest Rate	Purpose	Subject Debt Service Coverage Ratio
Contract Sales Price	Margin	Original Loan Amount	Refi Purpose	Zip

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

CREDIT REVIEW (490 Loans)

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable for the Residential Population, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and

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(iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) satisfied the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

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Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

LEASES REVIEW (22 Loans)

DOCUMENT REVIEW

For each Loan, AMC will review the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, and (v) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

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With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to the Clients. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the Clients to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, and (viii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying a Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing

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pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Clients’ specific valuation waterfall process. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

In instances where one appraisal is completed, the CU score must be reviewed. The CU score must be less than or equal to 2.5. If the CU score exceeds 2.5, a CDA supporting value must be provided. When an appraisal is transferred to the originating creditor from another lender, a CDA must be completed on that appraisal regardless of the CU score. The variance between the CDA and appraisal must be less than or equal to 10%. If it is greater than 10%, an additional appraisal review product must be completed. In instances where two appraisals are completed, additional review products are not required except as otherwise specified but may be provided at the discretion of the Seller.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

COMPLIANCE REVIEW – FULL SCOPE

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 4.0 TRID Compliance Review Scope published by the Structured Finance Association (“SFA”) (formerly, the Structured Finance Industry Group, “SFIG”) (the “SFA Compliance Review Scope”) and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and the Clients to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Clients, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Each Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and each Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

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AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23, §1026.15):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period;

vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and

vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s).

c)	Home Equity Plans Disclosures (§§1026.6, 40) as applicable:

i)	failure to provide the applicable home equity initial and account opening disclosures; and

ii)	failure to provide the applicable home equity initial and account opening disclosures in a timely manner.

d)	Tolerances (§§1026.18, 22 23, and 38):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR;

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge; and

iii)	inaccurate Total of Payments outside of applicable tolerance by comparing disclosed Total of Payments to re-calculated Total of Payments.

e)	High-cost Mortgage (§§1026.31, 32 and 34):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty threshold test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

f)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements as applicable.

g)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and

iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

(1)	Note: Where available, AMC reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Clients and seller correspondent;

h)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.

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i)	Mandatory Arbitration Clauses (§1026.36):

i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

j)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.

k)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;

ii)	determination that the mortgage loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed;

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;

ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and

x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):

i)	confirm the presence of LE for applications on or after October 3, 2015;

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ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;

iii)	confirm that certain sections of each LE determined to carry assignee liability under the SFA Compliance Review Scope were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;

iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;

v)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;

vi)	capture whether a settlement service provider list (“SSPL”) was provided (in instances when a consumer is given an opportunity to shop for services). Failure to provide SSPL is not cited separately under SFA compliance review scope, however, absence of SSPL from loan file is treated as not provided and impacts fee tolerance categories as prescribed by regulation.

vii)	confirm borrower received LE not later than four (4) business days prior to consummation; and

viii)	confirm LE was not provided to the borrower on or after the date of the CD.

b)	Closing Disclosure (CD) (§§1026.19 and 38):

i)	confirm the presence of CD for applications on or after October 3, 2015;

ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;

iii)	confirm that certain sections of each CD determined to carry assignee liability under the SFA Compliance Review Scope were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;

v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;

vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and

vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Association (“SFA”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFA Compliance Review Scope.)

c)	Your Home Loan Toolkit (§1026.19):

i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and

ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));

b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt

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from ATR). AMC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, AMC notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) depending on the application date, defined in accordance with 1026.2(a)(3)(ii) and the loan designation provided on the subject loan, either:

1.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), prior to 3/1/2021, at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source,

2.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), on or after 3/1/2021, but before 10/1/2022, submitted with a loan designation of Safe Harbor QM, Higher Priced QM, Safe Harbor QM (43-Q), or Higher Priced QM (43-Q), whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source, or

3.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), taken on or after 3/1/2021, submitted with a loan designation of Safe Harbor QM (APOR), or Higher Priced QM (APOR), “Revised QM”, whether the APR exceeds the average prime offer rate by 2.25 or more percentage points, (additional thresholds applicable for lower loan balances, subordinate lien covered transactions and certain manufactured homes loan amounts), and whether the loan does not meet the credit guidelines without a documented exception and compensating factors.

For the loans determined to be Safe Harbor QM (APOR), in the event the lender provided a Verification Safe Harbor, (“VSH”) indicator of “Yes” on the loans, that would be reflected as such in the reports. In the event the lender provided a VSH indicator of “No” on the loans that would be reflected in the reports. In the event the lender did not provide a VSH indicator on the loans, the loans would be identified as “Not Stated” in the reports.

* Note, for loans in which the lender provided the VSH indicator, AMC captured it, but did not verify the VSH indicator.

Notwithstanding the above, for loans with the variance evaluation of VSH performed by AMC on QM (APOR) loans, the Lender provided a VSH Indicator of “Yes”. The VSH indicator was provided within the loan images, on the data tape, deal notes, or as part of the loan program/guidelines being originated to. The loan guidelines utilized one of the specified GSE June 2020 guidelines to meet VSH. In the event the lender identified the loan to have VSH status, then AMC reviewed to identify documentation variances that would cause one to question the VSH attestation from the lender. If variances were identified, then the loan would not be identified by AMC to meet the VSH documentation requirements under either the Fannie Mae guidelines or under the Freddie Mac guidelines. The results of the variance analysis is reflected in the reports.

This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, AMC reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, AMC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

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For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability (the consumer’s current employment status); (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

AMC reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. AMC’s review is based on information contained in the mortgage loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(V) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation; and

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(VI) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VII) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VIII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(IX) Federal and state specific late charge and prepayment penalty provisions.

(X) Recording Review

AMC noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time AMC reviewed the mortgage loans and thus have not yet been recorded. AMC verified that documents in the mortgage loan file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(XI) FIRREA Review

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AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(XII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Initial application (1003);

▪	Underwriting summary / loan approval (1008);

▪	Credit report;

▪	Income and employment documentation;

▪	4506T;

▪	Asset documentation;

▪	Sales contract;

▪	Hazard and/or flood insurance policies;

▪	Copy of note for any junior liens;

▪	Appraisal;

▪	Title/Preliminary Title;

▪	Final 1003;

▪	Changed circumstance documentation;

▪	Right of Rescission Disclosure;

▪	Mortgage/Deed of Trust;

▪	Note;

▪	Mortgage Insurance;

▪	Tangible Net Benefit Disclosure;

▪	Subordination Agreement;

▪	FACTA disclosures;

▪	Notice of Special Flood Hazards;

▪	Initial and final GFE’s;

▪	HUD from sale of previous residence;

▪	Final HUD-1;

▪	Initial TIL;

▪	Final TIL;

▪	Loan Estimates;

▪	Closing Disclosures; and

▪	Certain other disclosures related to the enumerated tests set forth herein.

COMPLIANCE REVIEW – LIMITED SCOPE

Please be advised that SitusAMC will not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review will uncover all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or will uncover all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by SitusAMC are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which SitusAMC is relying in reaching such findings.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in the Review, and the findings set forth in any report prepared by SitusAMC does not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC. Information contained in any SitusAMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a

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transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Clients, or other agreed upon party, that has engaged SitusAMC to prepare its reports pursuant to its instructions and guidelines. The Clients, or other agreed upon party, acknowledges and agrees that the scoring models applied by SitusAMC are designed to identify potential risk and the Clients, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SitusAMC will review each residential mortgage loan to determine, as applicable, and to the extent possible and subject to the caveats below, whether the mortgage loan complies with each of the laws, rules and regulations specified below, in each case as the same may be amended, supplemented, replaced or otherwise modified from time to time pursuant to applicable law. With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, the compliance review is limited to the specific components enumerated below with the testing of those components in accordance with the SFA TRID Compliance Review Scope (“TRID Grid”), published by the Structured Finance Association (“SFA”). All other TRID testing, including other components of the TRID Grid, that are not explicitly enumerated below are considered outside of scope for purposes of this review.

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

l)	Rescission (§1026.23; §1026.15):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	failure to provide the correct form of right of rescission notice;

iv)	failure to provide the three (3) specific business day rescission period;

v)	missing or incorrect rescission expiration date on rescission notice;

vi)	“I wish to cancel” section of rescission notice is signed by borrower;

vii)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means, for closed end transactions, the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions, and for open-end transactions, the information that must be provided to satisfy the requirements in §1026.6 with regard to the method of determining the finance charge and the balance upon which a finance charge will be imposed, the annual percentage rate, the amount or method of determining the amount of any membership or participation fee that may be imposed as part of the plan, and the payment information described in §1026.40(d)(5)(i) and (ii) that is required under §1026.6(e)(2); and

viii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

m)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge

iii)	inaccurate Total of Payments outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Total of Payments

n)	Payment Tables (§1026.18, §1026.38):

i)	inaccurate disclosure of applicable payment tables on page 1 of the TIL or CD

o)	TILA Section 130(b) Corrections and Other Remediations

i)	with respect to applicable exception remediation measures, confirm the remediation was performed in accordance with regulatory and/or statutory requirements, and, where applicable, the SFA Compliance Review Scope methodology (in an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Association (“SFA”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations).

p)	High-cost Mortgage (§§1026.31, 32,and 34):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty threshold test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

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q)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements as applicable.

r)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36(d)-(e)):

iv)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

v)	review relevant document to determine if there was dual compensation; and

vi)	if requested by the Clients, review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

s)	Homeownership counseling (§1026.36(k)):

ii)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first-time homebuyer that contains a negative amortization feature.

t)	Mandatory Arbitration Clauses (§1026.36(h)):

ii)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

u)	Prohibition on Financing Credit Insurance (§1026.36(i)):

ii)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.

v)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36(g)):

iii)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

iv)	verify the data against the NMLSR database, as available.

(II) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

e)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));

f)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

g)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.); the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and the U.S. Department of Agriculture (7 CFR Part 3555);

h)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)); and

i)	Prepayment penalty restrictions (12 C.F.R. 1026.43(g)).

SitusAMC will review applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). SitusAMC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, SitusAMC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, SitusAMC notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, SitusAMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file:

(i)	the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature, negative amortization, or loan term exceeding 30 years),

(ii)	the “points and fees” exceed the applicable QM threshold,

(iii)	the monthly payment was calculated appropriately,

(iv)	the creditor considered and verified income or assets at or before consummation,

(v)	the creditor appropriately considered debt obligations, alimony and child support, and

(vi)	based on the application date, defined in accordance with 1026.2(a)(3)(ii), and the loan designation provided on the subject loan:

1.	Temporary QM (Agency/GSE Salable) – Loans submitted with a loan designation of Temporary SHQM (GSE/Agency Eligible) or Temporary HPQM (GSE/Agency Eligible)

a.	If loan application date is prior to 7/1/2021 or loan was purchased/securitized on or before 8/31/21, the loan will be evaluated to confirm it is salable to the GSEs.

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b.	If loan application date is on or after 7/1/2021 or loan was purchased/securitized after 8/31/21 - an exception indicating loan is not eligible to be GSE Temp QM will be cited based on the GSE requirement for loan applications on or after 7/1/2021 to meet General QM (APOR) pricing based criteria to be salable,

2.	QM Based on Appendix Q – Loans submitted with a loan designation of Safe Harbor QM, Higher Priced QM, Safe Harbor QM (43-Q), or Higher Priced QM (43-Q)

a.	If the loan application date is prior to 3/1/2021 – determine whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z)

b.	If the loan application date is on or after 3/1/2021, but before 10/1/2022 – determine whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z)

3.	QM Based on APOR (Pricing-Based) – Loans with an application date on or after 3/1/2021, submitted with a loan designation of Safe Harbor QM (APOR), or Higher Priced QM (APOR), the QM considerations will be based on whether the APR exceeds the average prime offer rate by 2.25 or more percentage points (additional thresholds applicable for lower loan balances, subordinate lien covered transactions and certain manufactured homes loan amounts), and whether the loan does not meet the creditor’s guidelines without a documented exception and compensating factors.

QM loans with application dates on or after 10/1/22 are required to be either Safe Harbor QM (APOR) or Higher Priced QM (APOR)

Verification Safe Harbor

Pursuant to the November 2021 SFA TPR Scope of Review for Verification Safe Harbor under General QM Rule (https://structuredfinance.org/wp-content/uploads/2021/11/SFA-TPR-Scope-of-Review-for-QM-VSH-Scope-of-Review-FINAL.pdf) SitusAMC has adopted the following approach with respect to Verification Safe Harbor:

VSH Indicator – For loans originated under the new General QM (APOR) pricing-based threshold, the lender will be required to document the Verification Safe Harbor (VSH) indicator. SitusAMC will capture, but will not verify the VSH indicator. If the lender does not provide a VSH indicator, the VSH for the loan will be identified as “Not Stated”.

VSH Indicator Discrepancy – Optional add-on service for loans submitted with a VSH Indicator of “Yes” (loan meets VSH). If a loan was submitted indicating VSH is met, Clients have the option to have SitusAMC review documentation in file and identify variances between documentation in file and guidelines used that could be indicative of an inaccurate VSH indicator. For all options below, the VSH indicator and determination method will be provided by the lender (within loan images, on the data tape, deal notes, or as part of the loan program/guidelines to which loans are originated). SitusAMC’s evaluation will be limited to review of the documents against the guidelines used and identified by the lender to meet VSH. Review and verification that guidelines used meet VSH requirements under the regulation (particularly for options 2 and 3 where guidelines used are not one of those explicitly enumerated in the regulation) are outside of SitusAMC’s scope. Lender is responsible for affirming guidelines used meet VSH standard requirements:

●	Option 1: VSH via reference to guidelines explicitly enumerated in the regulation (June 2020 GSE Guides)

○	Lender identifies that loan utilizes one of the GSE June 2020 guidelines specified in the regulation to meet VSH

○	For loans identified by lender to have VSH status, SitusAMC will determine documentation variances that would cause one to question the VSH attestation from the lender. If variances are identified, loan would not be identified by SitusAMC to meet the VSH documentation requirements (i.e., SitusAMC will report loan as not having met VSH).

○	AUS adherence will not be used to evaluate the VSH indicator.

●	Option 2: VSH via reference to subsequent versions of GSE Guides affirmed to be “substantially similar” to guides explicitly enumerated in the regulation

○	Lender identifies (source and publication date) and provides a set of GSE guides (other than one of the June 2020 guidelines specified in the regulation) utilized to meet VSH

○	Lender provides affirmation that guides used meet VSH requirements as revised version complies with verification standards or is substantially similar to the guides enumerated in the regulation commentary under 1026.43(e)

○	The determination and affirmation that the guides used are substantially similar would be the responsibility of the lender and/or aggregator. SitusAMC will not evaluate or make a determination as to whether the guidelines used by the lender are “substantially similar” to the explicitly enumerated underwriting guidelines.

○	For loans identified by lender to have VSH status, SitusAMC will determine documentation variances that would cause one to question the VSH attestation from the lender. If variances are identified, loan would not be identified

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by SitusAMC to meet the VSH documentation requirements (i.e., SitusAMC will report loan as not having met VSH).

○	AUS adherence will not be used to evaluate the VSH indicator

●	Option 3: VSH via proprietary guides

○	Lender identifies and provides a set of proprietary (non-GSE guides) underwriting guides utilized to meet VSH

○	Lender provides worksheet/AUS connecting the loan level review components to enumerated guides

○	Lender provides affirmation that guides used meet VSH requirements as guides comply with verification standards in the guides enumerated in the regulation commentary under 1026.43(e)

○	The determination and affirmation that the guides used are substantially similar would be the responsibility of the lender and/or aggregator. SitusAMC will not evaluate or make a determination as to whether the guidelines used by the lender are in line with the standards in the enumerated underwriting guidelines.

○	For loans identified by lender to have VSH status, SitusAMC will determine documentation variances that would cause one to question the VSH attestation from the lender. If variances are identified, loan would not be identified by SitusAMC to meet the VSH documentation requirements (i.e., SitusAMC will report loan as not having met VSH).

○	AUS adherence will not be used to evaluate the VSH indicator

The lender must also maintain policies and procedures to meet the requirement under the new General QM (APOR) rule. Review of policies and procedures and comparison of guides utilized to explicitly enumerated guides are outside of SitusAMC’s review scope.

VSH Reporting – SitusAMC will include the following in securitization reports:

●	The lender/seller’s VSH Indicator;

●	Whether SitusAMC evaluated the VSH indicator provided by the lender/seller;

●	Which of the above 3 options was employed to evaluate the VSH indicator;

●	Whether SitusAMC identified a variance to indicator based on due diligence review; and

●	Whether loan met VSH based on option selected

This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule (effective January 10, 2014), SitusAMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) and (vi)-1 as outlined above. In addition, SitusAMC reviews the Automated Underwriting System output within the mortgage loan file to confirm agency eligibility.

For each conventional QM designated mortgage loan that satisfied the applicable requirements enumerated above, SitusAMC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.) and the U.S. Department of Agriculture (7 CFR Part 3555).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, SitusAMC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM (for loans that comply with general (ATR) or ATR Fail (for loans that do not meet general ATR requirements). See below for more details on general ability to repay testing.

General Ability to Repay

For non-QM loans (loans that do not meet QM criteria or submitted by loan originator with a loan designation of non-QM), SitusAMC reviews the mortgage loan to the creditor’s guidelines to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and will verify such information using reasonably reliable third-party records, at or before consummation:

i)	the consumer’s current or reasonably expected income or assets;

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ii)	if the creditor relied on income from the consumer’s employment in determining repayment ability (the consumer’s current employment status);

iii)	the consumer’s monthly payment;

iv)	the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made;

v)	the consumer’s monthly payment for mortgage-related obligations;

vi)	the consumer’s current debt obligations, alimony, and child support;

vii)	the consumer’s monthly debt-to-income ratio or residual income; and

viii)	the consumer’s credit history.

This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay. SitusAMC makes no representation or warranty surrounding the sufficiency of the client or creditor’s guidelines as it relates to ATR requirements.

SitusAMC reviews mortgage loans to determine their conformity with the ATR/QM factors as outlined above, but does not render an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). SitusAMC does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all the factors and/or criteria that Authorities may consider in determining whether the creditor adequately demonstrated compliance with the ATR requirements under the rule. SitusAMC’s review is based on information contained in the mortgage loan file at the time it is provided to SitusAMC for review, and only reflects information as of that point in time.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), 50(f)(2), and limited provisions under Section 50(t) Article XVI of the Texas Constitution and associated regulations.

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time. State usury limitations and state-specific prohibited fees testing are outside of scope.

(V) Federal and state specific prepayment penalty provisions.

(VI) Federal and state specific late charges in states with assignee liability.

The state level late charge testing will be applicable to loans with the subject property in New Jersey, Georgia, New Mexico, and West Virginia.

(VII) Homeowners Flood Insurance Affordability Act of 2014 (HFIAA)

Confirm properties within a flood zone have adequate insurance coverage in accordance with HFIAA. (Including considerations of the total outstanding lien balances and any separate escrow impound requirements if the second lien is covered by a separate policy from the primary lien.)

(VIII) FIRREA Review

SitusAMC will confirm to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, SitusAMC will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, SitusAMC will access the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

As part of the portion of the Review described in this section, SitusAMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(IX) Document Review.

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SitusAMC will review each mortgage loan file and verify whether the following documents, if applicable, were included in the file and that the data on applicable documents was consistent:

▪	Initial application (1003);

▪	Underwriting summary/loan approval (1008);

▪	Credit report;

▪	Income and employment documentation;

▪	Asset documentation;

▪	Sales contract;

▪	Hazard and/or flood insurance policies;

▪	Copy of note for any junior liens;

▪	Appraisal;

▪	Title/Preliminary Title;

▪	Final 1003;

▪	Changed circumstance documentation;

▪	Right of Rescission Disclosure;

▪	Mortgage/Deed of Trust;

▪	Note;

▪	Mortgage Insurance;

▪	Tangible Net Benefit Disclosure;

▪	Subordination Agreement;

▪	Notice of Special Flood Hazards;

▪	Initial and final GFE’s;

▪	HUD/Closing Disclosure from sale of previous residence;

▪	Final HUD-1;

▪	Initial TIL;

▪	Final TIL;

▪	Loan Estimates;

▪	Closing Disclosures; and

▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

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Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

Item 5. Summary of findings and conclusions of review

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in Item 3 above.

OVERALL REVIEW RESULTS SUMMARY

Of the five hundred twelve (512) loans reviewed, five hundred nine (509) loans reviewed, (99.41%) received an Overall “A” or “B” grade.

Fitch Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	455	88.87%
B	54	10.55%
C	3	0.59%
D	0	0.00%
Total	512	100.00%

Of the five hundred twelve (512) loans reviewed, four hundred ninety-five (495) loans reviewed, (96.68%) received an Overall “A” or “B” grade.

KBRA Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	442	86.33%
B	53	10.35%
C	17	3.32%
D	0	0.00%
Total	512	100.00%

COMPLIANCE RESULTS SUMMARY

Note the twenty-two (22) Leases were not assigned a Compliance grade. Of the remaining four hundred ninety (490) loans reviewed for compliance, all four hundred ninety (490) loans (100.00%) subjected to a compliance review received an “A” or “B” Compliance grade.

Compliance Loan Grades

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Final Loan Grade	# of Loans	% of Loans	% of Compliance Review Population
A	466	91.02%	95.10%
B	24	4.69%	4.90%
C	0	0.00%	0.00%
D	0	0.00%	0.00%
Compliance Not Run	22	4.30%	N/A
Total	512	100.00%	100.00%

CREDIT RESULTS SUMMARY

Five hundred nine (509) loans reviewed received an “A” or “B” Credit grade, and four hundred seventy-seven or 93.16% received an “A” Credit grade.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	477	93.16%
B	32	6.25%
C	3	0.59%
D	0	0.00%
Total	512	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

Of five hundred twelve (512) loans reviewed, all five hundred twelve (512) loans (100.00%) received an “A” Property grade.

Fitch Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	512	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	512	100.00%

Of five hundred twelve (512) loans reviewed, two hundred nineteen loan (219) loans (42.77%) received an “A” Property grade.

KBRA Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	219	42.77%
B	0	0.00%
C	16	3.13%
D	0	0.00%
N/A	277	54.10%
Total	512	100.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

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The five hundred twelve (512) Loans had one thousand sixty-seven (1,067) different tape discrepancies across sixteen (16) data fields (some Loans had more than one data delta). The most variances were found on Maturity Date, Contract Sales Price and Margin. Investor: Qualifying Total Debt Ratio variances are the difference on the percentage of income dedicated toward making debt payments. These variances occur frequently due to differences in calculating complex incomes. Investor: Qualifying Total Debt Ratio variances that were less than or equal to 300 basis points of absolute value are not included in the population below.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
# of Units	2	512	0.39%
Borrower First Name	10	512	1.95%
Borrower Last Name	17	512	3.32%
City	0	512	0.00%
Contract Sales Price	191	468	40.81%
First Payment Date	1	512	0.20%
Investor: Qualifying Total Debt Ratio	24	490	4.90%
Lien Position	0	512	0.00%
LTV Valuation Value	1	512	0.20%
Margin	170	512	33.20%
Maturity Date	477	512	93.16%
MERS Min Number	115	512	22.46%
Occupancy	0	512	0.00%
Original Interest Rate	0	512	0.00%
Original Loan Amount	0	512	0.00%
Original LTV	0	512	0.00%
Original Term	0	512	0.00%
Property Type	38	512	7.42%
Purpose	0	512	0.00%
Refi Purpose	4	503	0.80%
Representative FICO	6	512	1.17%
State	0	512	0.00%
Street	3	512	0.59%
Subject Debt Service Coverage Ratio	6	22	27.27%
Zip	2	512	0.39%
Total	1,067	12,235	8.72%

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Fitch Final Exception Rating	Fitch Exception Category	Total
Compliance	B	State Defect	9
		TRID Defect	9

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		ATR/QM Defect	7
		State HPML	3
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	1
		TILA	1
		Compliance	1
		ATR/QM	1
		Total Compliance Grade (B) Exceptions:	32
Total Compliance Exceptions:			32
Credit	C	Appraisal Reconciliation	2
		Loan Package Documentation	1
		Total Credit Grade (C) Exceptions:	3
	B	Guideline	33
		Income / Employment	4
		Insurance	2
		Loan Eligibility	1
		Loan Package Documentation	1
		Missing Document	1
		Title	1
		Total Credit Grade (B) Exceptions:	43
Total Credit Exceptions:			46
Appraisal	C	Total Property Grade (C) Exceptions:	0
Total Property Exceptions:			0
Grand Total:			78

Exception Type	Kroll Final Exception Rating	Kroll Exception Category	Total
Compliance	B	State Defect	9
		TRID Defect	9
		ATR/QM Defect	7
		State HPML	3
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	1
		TILA	1
		Compliance	1
		ATR/QM	1
		Total Compliance Grade (B) Exceptions:	32
Total Compliance Exceptions:			32
Credit	C	Appraisal Reconciliation	2
		Loan Package Documentation	1
		Total Credit Grade (C) Exceptions:	3
	B	Guideline	33
		Income / Employment	4
		Insurance	2

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		Missing Document	1
		Title	1
		Loan Package Documentation	1
		Loan Eligibility	1
		Total Credit Grade (B) Exceptions:	43
Total Credit Exceptions:			43
Property	D	Property - Appraisal	1
		Total Property Grade (D) Exceptions:	1
	C	Appraisal Reconciliation	16
		Total Property Grade (C) Exceptions:	16
Total Property Exceptions:			17
Grand Total:			92

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	512	100.00%	$94,811,172.00	100.00%
Total	512	100.00%	$94,811,172.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
2	512	100.00%	$94,811,172.00	100.00%
Total	512	100.00%	$94,811,172.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	3	0.59%	$388,250.00	0.41%
Cash Out: Home Improvement/Renovation	10	1.95%	$1,923,955.00	2.03%
Cash Out: Other/Multi-purpose/Unknown Purpose	482	94.14%	$88,750,016.00	93.61%
First Time Home Purchase	2	0.39%	$435,250.00	0.46%
Other-than-first-time Home Purchase	7	1.37%	$1,748,212.00	1.84%
Rate/Term Refinance - Borrower Initiated	8	1.56%	$1,565,489.00	1.65%
Total	512	100.00%	$94,811,172.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	9	1.76%	$820,200.00	0.87%
121-180 Months	36	7.03%	$4,403,282.00	4.64%
181-240 Months	85	16.60%	$12,799,710.00	13.50%
241-360 Months	382	74.61%	$76,787,980.00	80.99%
Total	512	100.00%	$94,811,172.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	325	63.48%	$61,489,858.00	64.86%
Condo, Low Rise	30	5.86%	$3,707,756.00	3.91%

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Condo, High Rise	1	0.20%	$175,000.00	0.18%
PUD	116	22.66%	$20,110,665.00	21.21%
1 Family Attached	5	0.98%	$851,300.00	0.90%
2 Family	20	3.91%	$4,252,823.00	4.49%
3 Family	11	2.15%	$3,258,270.00	3.44%
4 Family	4	0.78%	$965,500.00	1.02%
Total	512	100.00%	$94,811,172.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	404	78.91%	$73,221,243.00	77.23%
Investment	102	19.92%	$19,913,929.00	21.00%
Second Home	6	1.17%	$1,676,000.00	1.77%
Total	512	100.00%	$94,811,172.00	100.00%

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